UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2012

United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

_________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1tem 7.01. Regulation FD Disclosure.
The management of United Fire Group, Inc. will participate in the Keefe, Bruyette & Woods 2012 Insurance Conference on September 6, 2012. Randy A. Ramlo, president and chief executive officer, Michael T. Wilkins, executive vice president, and Dianne M. Lyons, vice president and chief financial officer, will present on September 6 from 11:05 to 11:50 a.m. ET. A live webcast of the presentation will be available on the Investor Relations section of United Fire Group's website at www.unitedfiregroup.com.
Exhibit 99.1 attached to this Form 8-K is a copy of the press release announcing management's presentation at the Keefe, Bruyette & Woods 2012 Insurance Conference along with instructions for accessing the live webcast of management's presentation.
Item 8.01. Other Events.
The management of United Fire Group, Inc. will participate in the Keefe, Bruyette & Woods 2012 Insurance Conference on September 6, 2012. Randy A. Ramlo, president and chief executive officer, Michael T. Wilkins, executive vice president, and Dianne M. Lyons, vice president and chief financial officer, will present on September 6 from 11:05 to 11:50 a.m. ET. A live webcast of the presentation will be available on the Investor Relations section of United Fire's website at www.unitedfiregroup.com.
Exhibit 99.1 attached to this Form 8-K is a copy of the press release announcing management's presentation at the Keefe, Bruyette & Woods 2012 Insurance Conference along with instructions for accessing the live webcast of management's presentation.
Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release of United Fire Group, Inc. dated August 31, 2012 announcing United Fire Group's participation in the Keefe, Bruyette & Woods 2012 Insurance Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FIRE & CASUALTY COMPANY

Date: August 31, 2012	By:	/s/ Randy A. Ramlo
Name: Randy A. Ramlo
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of United Fire Group, Inc. dated August 31, 2012 announcing United Fire Group's participation in the Keefe, Bruyette & Woods 2012 Insurance Conference

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